As filed with the Securities and Exchange Commission on March 7, 2005

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 1, 2005


                            W. R. BERKLEY CORPORATION
                            -------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                           1-15202                    22-1867895
--------------                   ----------------                ----------
(State or other jurisdiction     (Commission File              (IRS Employer
of incorporation)                     Number)                Identification No.)


                  475 Steamboat Road, Greenwich, CT     06830
                  ---------------------------------------------
            (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (203) 629-3000
                                                           --------------


                                 Not Applicable
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

     On March 1, 2005, the Compensation and Stock Option Committee of the Board of Directors of W. R. Berkley Corporation (the "Company") approved, subject to the approval of the Company's Board of Directors (which approval was subsequently obtained), an increase in the additional $5,000 annual stipend for each of the Chairmen of the (i) Audit Committee to $25,000; and (ii) Compensation and Stock Option Committee to $10,000.

     Also on March 1, 2005, the Company's Compensation and Stock Option Committee approved the incentive bonus structure for William R. Berkley, the Company's Chairman of the Board and Chief Executive Officer, for the year 2005 pursuant to the terms of the Company's Annual Incentive Compensation Plan (the "Plan") that was adopted by the Company and approved by its stockholders in 2002. One measure of the maximum incentive award allowed under the Plan, which has remained unchanged since the Plan's inception, is 5% of the Company's earnings before income taxes (calculated as set forth in the Plan). Mr. Berkley's 2005 annual incentive bonus was set at such maximum amount, subject to the Committee's negative discretion based on certain factors (including, but not limited to, return on equity, earnings per share, combined ratio, and qualitative objectives) to determine his actual bonus award.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        W. R. BERKLEY CORPORATION

                                        By: /s/ Eugene G. Ballard
                                            ------------------------------
                                            Name:  Eugene G. Ballard
                                            Title: Senior Vice President,
                                                   Chief Financial Officer
                                                   and Treasurer

Date: March 7, 2005